Investment Company Act No. 811-08085


 As filed with the Securities and Exchange Commission on April 15, 1999


                            SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e) (2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


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                American Skandia Advisor Funds, Inc.

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Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[  ]     Fee   computed  on  table  below  per   Exchange  Act  Rules
14a-6(i)(4) and 0-11.

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         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

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         2)  Form, Schedule or Registration Statement No.:

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         3)  Filing Party:

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         4)  Date Filed:

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

        American Skandia
        Advisor Funds

Two New Ways to
Vote on Proxy!

Help us save time and postage cost


         Vote by Internet
1

         Its fast, convenient and your vote is immediately confirmed and posted. Your ballot contains consent approval for future electronic communications. See back cover for details on future electronic communications.

         WWW.AmericanSkandia.Com
         Look for the Vote link

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         Vote by Telephone
2
         Its fast, convenient and your vote is immediately confirmed and posted.

         Call Toll-Free on a Touch-Tone Phone
         Use the 800 number displayed on your ballot

         If you need assistance,
         contact D.F. King at 1-800-848-3374.

         See inside back cover for instructions on these easy voting choices.

                                                                American Skandia
                                                             Advisor Funds, Inc.
                                                                   P.O. Box 8012
                                                           Boston, MA 02266-8012
                                                        Telephone (203) 926-1888
                                                              Fax (203) 929-8071


April 14, 1999


Dear Valued Customer,

As a shareholder of one or more of the funds of American Skandia Advisor Funds, Inc. (the "Company"), you are cordially invited to a special meeting of the shareholders of the funds to be held at the offices of American Skandia Investment Services, Inc. ("ASISI") at One Corporate Drive, Shelton, CT, on May 27, 1999 at 2:00 p.m.

At the special meeting, shareholders are being asked to approve or disapprove the following proposals that are more fully described in the attached Proxy
Statement: (1) to approve a supplemental distribution plan for the Company and a distribution plan for American Skandia Master Trust, both pursuant to Rule 12b-1 under the Investment Company Act of 1940, and (2) to authorize the Board of Directors of the Company or the Board of Trustees of ASMT, as appropriate, to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

Your vote is important no matter how large or small your holdings are. We urge you to read the Proxy Statement thoroughly and to indicate your voting instructions on the enclosed proxy card(s), date and sign it, and return it promptly in the envelope provided to be received by ASAF on or before the close of business on May 26, 1999. Alternatively, you may vote by telephone or over the Internet as described in the Proxy Statement. If we do not receive sufficient votes to approve these proposals, we may have to send additional mailings or conduct telephone canvassing. Therefore, if you do not return your proxy card(s), you may receive a telephone call from our proxy solicitor D.F. King & Co., Inc. soliciting your vote.

Any questions or concerns you may have regarding the special meetings or the proxies can be directed to your financial representative. If you need assistance in completing your proxy card(s), please contact D.F. King at 1-888-848-3374.

Sincerely,


/s/ Gordon C. Boronow
Gordon C. Boronow
Vice President
American Skandia Advisor Funds, Inc.

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                   To be held
                                  May 27, 1999

To the  Shareholders of the Various Funds of American  Skandia Advisor Funds,
Inc.:

         Notice is hereby given that a Special Meeting of Shareholders of each series (the "Funds") of American Skandia Advisor Funds, Inc. (the "Company") will be held at One Corporate Drive, Shelton, Connecticut 06484 on May 27, 1999 at 2:00 p.m. Eastern Time, or at such adjourned time as may be necessary for the holders of a majority of the outstanding shares of the Fund to vote (the "Meeting"), for the following purposes:

I. To consider the approval of a supplemental distribution plan for the Company and a distribution plan for American Skandia Master Trust, both pursuant to Rule 12b-1 under the Investment Company Act of 1940.

II. To consider the authorization of the Board of Directors of the Company and the Board of Trustees of ASMT, as appropriate, to select and change sub-advisors and enter into sub-advisory agreements without obtaining the approval of shareholders.

III. To transact such other business as may properly come before the Meeting or any adjournments thereof.


         The matters referred to above are discussed in detail in the Proxy Statement attached to this Notice. The Board of Directors has fixed the close of business on March 30, 1999 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the Fund is entitled to one vote with respect to a proposal on which the Fund's shareholders are entitled to vote.


         You are cordially invited to attend the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed form (or forms) of proxy and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or electronically as described in the Proxy Statement. The proxy is being solicited on behalf of the Board of Directors.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY (OR PROXIES), DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE PROXY AND YOU CAN THEN VOTE IN PERSON.


                                      By order of the Board of Directors


                                      /s/Eric C. Freed
                                      Eric C. Freed
                                      Secretary
                                      American Skandia Advisor Funds, Inc.



April 14, 1999

                                                                 PROXY STATEMENT

                    AMERICAN SKANDIA ADVISOR FUNDS, INC.
                               One Corporate Drive
                                P.O. Box 883
                         Shelton, Connecticut 06484

            ASAF Founders International Small Capitalization Fund
                ASAF T. Rowe Price International Equity Fund
                         ASAF Janus Overseas Growth Fund
                      ASAF Janus Small-Cap Growth Fund
                 ASAF T. Rowe Price Small Company Value Fund
                  ASAF Neuberger Berman Mid-Cap Growth Fund
                  ASAF Neuberger Berman Mid-Cap Value Fund
                   ASAF Oppenheimer Large-Cap Growth Fund
                      ASAF Marsico Capital Growth Fund
                       ASAF Janus Capital Growth Fund
                     ASAF Lord Abbett Growth and Income Fund
                         ASAF INVESCO Equity Income Fund
                ASAF American Century Strategic Balanced Fund
                       ASAF Federated High Yield Bond Fund
                           ASAF Total Return Bond Fund
                           ASAF JPM Money Market Fund

                         SPECIAL MEETING OF SHAREHOLDERS
                                 To be held
                                May 27, 1999

         This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of American Skandia Advisor Funds, Inc. (the "Company") for use at a Special Meeting of Shareholders of the various investment portfolios of the Company to be held at One Corporate Drive, Shelton, Connecticut 06484 on May 27, 1999 at 2:00 p.m. Eastern Time (the "Meeting"), or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting ("Notice"). The first mailing of proxies and proxy statements to shareholders is anticipated to be on or about April 14, 1999.

Voting Matters

         Shares of each fund (a "Fund") of the Company held by a shareholder will be voted by the Company in accordance with voting instructions received from such shareholder. Proxies submitted without voting instructions will be voted FOR the proposals set forth in the Notice. The Company has fixed May 26, 1999 as the last day on which proxies will be accepted.


         Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures, but proxies also may be solicited by telephone, telegraph, or in person by officers or agents of the Company. The Company has engaged D.F. King & Co., Inc. ("D.F. King") to assist in the solicitation of proxies, for a fee that is not expected to exceed $76,000. Neither the Company nor any Fund will pay any of the costs of the Meeting, including the costs related to the solicitation of proxies.


         You may call D. F. King toll free at 1-800-848-3374 and authorize D.F. King to sign a proxy on your behalf. You may also vote over the Internet by visiting http://www.americanskandia.com, looking for the "Vote" link and following the instructions provided. In addition, as the meeting date approaches, you may receive a phone call from a representative of D.F. King if the Company has not yet received your vote. D.F. King may ask you for authority, by telephone, to permit D.F. King to sign a proxy on your behalf. D.F. King will record all instructions it receives from shareholders by telephone, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth below that are intended to determine accurately the shareholder's identity and voting instructions.


         When soliciting a proxy by telephone, the D.F. King representative is required to ask you on a recorded line for your full name, address, the last four digits of your social security number or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the number of shares of the Fund (if known) owned and to confirm that you have received the proxy statement in the mail. The D.F. King representative will then explain the voting process. D.F. King is not permitted to recommend to you how to vote. D.F. King will record your instructions and transmit them to the official tabulator and, within 72 hours, send you a letter by first class mail or mailgram to confirm your vote. That letter will also ask you to call D.F. King immediately if the confirmation does not reflect your instructions correctly.


         The Annual Report of the Company, including audited financial statements for the fiscal year ended October 31, 1998 (the "Report"), has been previously sent to shareholders. The Company will furnish an additional copy of the Report to a shareholder upon request, without charge, by writing to the Company at the above address or by calling 1-800-752-6342.


         Shareholders of record of any Fund at the close of business on March 30, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share, regardless of class. Shareholders of each Fund are entitled to vote on both Proposals discussed in this Proxy Statement, and each Fund votes separately on each Proposal. Therefore, if a Proposal in approved by shareholders of certain Funds but not others, the Proposal will be implemented only with respect to those Funds for which shareholder approval has been obtained.

         Five of the Funds (the ASAF T. Rowe Price International Equity Fund, the ASAF Janus Capital Growth Fund, the ASAF INVESCO Equity Income Fund, the ASAF Total Return Bond Fund, and the ASAF JPM Money Market Fund) (collectively, the "Feeder Funds") are part of a "master-feeder" structure, in that they invest all of their investable assets in a corresponding portfolio (a "Portfolio") of American Skandia Master Trust ("ASMT"). Each Portfolio in turn invests in securities in accordance with its investment objective and policies. Therefore, if approved by a vote of all interestholders in a Portfolio, a Proposal will be implemented at the ASMT level. A Feeder Fund's interest in a Portfolio will be voted for and against each Proposal in the same proportion as the votes cast by shareholders of the Feeder Fund. Because shareholders of a Feeder Fund are indirectly invested in a Portfolio through its corresponding Feeder Fund and have the right to instruct the Feeder Fund how to vote its interest in a Portfolio, shareholders of the Feeder Funds should consider themselves shareholders of the corresponding Portfolio for purposes of this Proxy Statement. Management of the Funds

         American Skandia Investment Services, Inc. ("ASISI") is the investment manager for all the Company's Funds. ASISI is a wholly-owned subsidiary of American Skandia Investment Holding Corporation ("ASIHC"). ASIHC is also the owner of American Skandia Marketing, Incorporated ("ASM"), which serves as the distributor of the Company and the placement agent for the sale of ASMT interests to institutional investors such as the Feeder Funds. The principal offices of ASISI, ASIHC and ASM are located in the same building at One Corporate Drive, Shelton, Connecticut 06484. ASIHC is indirectly owned by Skandia Insurance Company Ltd., a Swedish company located at Sveavagen 44, S-103, Stockholm, Sweden.

         ASISI serves as Investment Manager to each Fund pursuant to Investment Management Agreements with the Company with respect to each Fund (the
"Investment Management Agreements"). The Investment Management Agreements provide, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Fund or Portfolio's operations, ASISI may engage, subject to approval of the Board of Directors and, where required, the shareholders of a Fund, a sub-advisor to provide advisory services in relation to the Fund. ASISI may delegate to the sub-advisor the duty, among other things, to formulate and implement the Fund or Portfolio's investment program, including the duty to determine what issuers and securities will be purchased for or sold from the Fund or Portfolio.

         In accordance with this provision for delegation of authority, ASISI has entered into a sub-advisory agreement with respect to each Fund and Portfolio, pursuant to which the above duties were delegated by ASISI to the sub-advisor. The sub-advisors receive compensation for their services from ASISI out of the investment management fee ASISI receives from each Fund or Portfolio; the sub-advisors do not receive compensation directly from any Fund or Portfolio.


         The Administrator of the Fund, and every other fund of the Company, is PFPC Inc., a Delaware corporation located at 103 Bellevue Parkway, Wilmington, Delaware 19809.

Summary of Proposals

         Shareholders of the Funds are being asked to consider and vote on the two Proposals set forth in the Notice and described in more detail below.

o Under Proposal I, shareholders are being asked to consider the adoption of a Supplemental Distribution Plan for the Company and a Distribution Plan for ASMT. These Plans will enable ASM to receive brokerage commissions in connection with purchases and sales of securities held by the Funds, and to use such commission revenue to promote the sale of Fund shares. Proposal I would not result in any new fees or charges being paid by any Fund or Portfolio.

o Under Proposal II, shareholders are being asked to permit the Board of Directors of the Company or the Board of Trustees of ASMT, as appropriate, to change sub-advisors for a Fund or Portfolio in the future, and to permit ASISI to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. Proposal II would not enable the relevant Board to replace ASISI or to materially amend a Fund or Portfolio's Investment Management Agreement without shareholder approval. Proposal II is intended to facilitate the efficient supervision and management of the sub-advisors by the Investment Manager and the Directors.

                                 PROPOSAL I

         APPROVAL OF SUPPLEMENTAL DISTRIBUTION PLAN FOR THE COMPANY
                         AND DISTRIBUTION PLAN FOR ASMT,
        BOTH PURSUANT TO RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT

Background

         At the meeting, shareholders of each Non-Feeder Fund will be asked to approve a Supplemental Distribution Plan for the Company (attached to this Proxy Statement as Exhibit A), and shareholders of each Feeder Fund will be asked to vote on a Distribution Plan for ASMT (attached to this Proxy Statement as Exhibit B) (together, the "New Distribution Plans"). Under the New Distribution Plans, ASISI would be authorized to request that the sub-advisors of the various Funds and Portfolios direct a portion of the transactions for the purchase and sale of securities for the Fund or Portfolio to certain broker-dealers for execution. These broker-dealers, referred to as clearing brokers, have agreed to pay part of the brokerage commissions received on such transactions to ASM for "introducing" transactions to the clearing broker. In turn, ASM would use the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials and payments to broker-dealers who sell shares of the Company ("selling dealers"). Under the New Distribution Plans, no Fund or Portfolio will incur any new fees or charges, nor is it expected that the brokerage commissions paid by a Fund or Portfolio will increase as the result of implementation of the New Distribution Plans.

         The Company currently has in place a Distribution and Service Plan (commonly known as a "12b-1 Plan") for each class of shares of the Company to compensate ASM for its services in distributing shares and servicing shareholder accounts. Specifically, ASM uses the distribution and service fees it receives to compensate selling dealers for services they provide in connection with the sale of shares and the maintenance of shareholder accounts and, in the case of the Distribution and Service Plans for Class X shares of the Company, as reimbursement for ASM's purchase of the bonus shares provided to purchasers of Class X shares. Distribution fees are payable under the existing Distribution and Service Plans at a rate of 0.50% of a Fund's average daily net assets attributable to Class A shares, and 1.00% of a Fund's average daily net assets attributable to Class B, X and C shares. This Proposal I will not change the Distribution and Service Plans in any way.

         In addition, certain sub-advisors currently consider the sale of Fund shares in selecting broker-dealers to execute Fund or Portfolio brokerage transactions, and ASISI requests that certain sub-advisors try to direct a portion of their Fund or Portfolio's transactions to certain selling dealers subject to applicable legal requirements. However, ASISI and ASM have determined that adopting the New Distribution Plans, which provide for the payment of brokerage commissions to ASM and ASM's use of these commission revenues to make direct payments to selling brokers or for other purposes, would provide a more effective and efficient means of promoting the sale of Fund shares.

Additional Information on the New Distribution Plans

         ASM will use a part of the directed commission revenues it receives under the New Distribution Plans to cover administrative costs associated with the implementation and operation of the New Distribution Plans. These expenses are expected to be small in relation to the revenues received. The remainder of the commission revenue received by ASM will be used to finance activities principally intended to result in the sale of shares of the Funds. Under the New Distribution Plans, these activities may include:

o printing and mailing of Company prospectuses, statements of additional information, any supplements thereto and shareholder reports for existing and prospective shareholders;
o        development,   preparation,   printing   and   mailing   of  Company
     advertisements and sales literature;
o holding or participating in seminars and sales meetings designed to promote the sale of Company shares;
o        paying marketing fees requested by selling dealers;
o obtaining information and providing explanations to shareholders regarding Fund investment objectives and policies and other information about the Company and the Funds, including the performance of the Funds;
o        training sales  personnel  regarding sales of shares of the Company;
     and
o personal service to Company shareholders and/or maintenance of shareholder accounts.

         The commission rates and amounts paid by the Funds and Portfolios are not expected to increase as a result of the implementation of the New Distribution Plans. However, it is expected that implementation of the New Distribution Plans will generate a greater amount of income for the promotion of the sale of Company shares than the amount currently directed to selling brokers for effecting portfolio transactions of the Funds or Portfolios. Therefore, it is expected that implementing the New Distribution Plans will enable ASM to better promote the sale of Company shares at no additional cost to the Funds, although some of the payments that will be made under the New Distribution Plans are currently made by ASM out of other resources available to it.

         The New Distribution Plans will be governed by Rule 12b-1 under the Investment Company Act of 1940 (the "Investment Company Act"), which requires that (1) a rule 12b-1 plan must be approved with respect to a fund by a vote of at least a majority of the outstanding voting securities of that fund; (2) a plan and any related agreements must be approved by a vote of the fund's board of directors, and by a majority of the directors who are not "interested persons" of the fund under the Investment Company Act and have no direct or indirect financial interest in the operation of the plan or in any related agreements ("independent directors"), cast in person at a meeting called for the purpose of voting on the plan and related agreements; (3) both a plan and any related agreements must provide in substance (i) that they will be subject to annual approval by the directors and independent directors, (ii) that any person authorized to make payments under the plan or a related agreement must provide the directors with a quarterly written report of payments made and the purpose of the payments, (iii) that the plan may be terminated at any time by the vote of a majority of the independent directors, (iv) that any related agreement may be terminated without penalty at any time by a vote of a majority of the independent directors or by vote of a majority of the outstanding securities of a fund on not more than 60 days' written notice, and (v) that any related agreement terminates if it is assigned; (4) a plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material plan amendments must be approved by a vote of the independent directors; (5) the selection and nomination of the independent directors must be committed to the independent directors; and (6) in implementing or continuing the plan, the directors must conclude that there is a reasonable likelihood that the plan will benefit the fund and its shareholders.

Evaluation by the Boards of Directors and Trustees


         At meetings held on December 16, 1998, the Board of Directors of the Company and the Board of Trustees of ASMT (collectively, the "Directors") have determined that there is a reasonable likelihood that the adoption of the New Distribution Plans will benefit each Fund and Portfolio and their shareholders, at no additional cost to the Funds or Portfolios. In making this determination, the Directors considered a number of factors. The Directors were informed by representatives of ASM that the New Distribution Plans could improve ASM's ability to attract new investments in the Funds by enabling it to compensate selling dealers adequately and in the most effective manner. The resulting increase in Fund assets should enable the Funds and Portfolios to achieve greater economies of scale and thereby lower their per-share operating expenses.

         In addition, the Directors considered that, unlike virtually all other Rule 12b-1 plans adopted by investment companies, which provide for payment of distribution expenses directly out of an investment company's assets, implementation of the New Distribution Plans would not result in the Company or ASMT incurring any additional costs. The brokerage commissions that would be used to pay distribution costs under the New Distribution Plans would continue to be incurred by the Funds or Portfolios whether or not the New Distribution Plans were adopted. Furthermore, the Directors considered that, according to ASM, adopting the New Distribution Plans would not in any way alter ASISI or ASM's obligation or hinder the Funds' and Portfolios' ability to achieve "best execution" of their transactions (i.e., the ability to have portfolio transactions executed at the best net price and in the most effective manner possible). Because the New Distribution Plans are intended to enable the Company and ASMT to continue more effectively their current practice of using brokerage transactions to promote distribution of the Funds, the Directors considered their prior determinations that this practice benefited the Funds and Portfolios and their shareholders, and their prior consideration of possible alternative uses of brokerage for the benefit of the Funds and Portfolios.


         The Directors also considered the benefits of the New Distribution Plans to ASISI and ASM. In particular, the Directors considered that an increase in the assets of the Funds or Portfolios would increase the management fees paid to ASISI, and that payment of distribution expenses out of brokerage commissions could reduce the need for ASM to pay such expenses out of other resources available to it. However, the Directors also considered that commission revenues received by ASM under the New Distribution Plans are anticipated to be used entirely to pay distribution expenses and administrative expenses relating to the implementation and operation of the New Distribution Plans, and that ASM likely would not earn a profit directly from acting as an introducing broker for Fund and Portfolio transactions. In addition, the Directors considered their ability to monitor in the future whether commission revenues are being used as anticipated, as well as ASM's assurances that it will provide additional information to the Directors in the future on its operational ability to act as an introducing broker.

                    THE DIRECTORS, INCLUDING THE INDEPENDENT
                   DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS
                   VOTE "FOR" PROPOSAL I. ANY UNMARKED PROXIES
                      THAT ARE RETURNED ON A TIMELY BASIS
                                WILL BE SO VOTED.

                                   PROPOSAL II

    AUTHORIZATION FOR THE BOARD OF DIRECTORS OF THE COMPANY TO SELECT AND
     CHANGE SUB-ADVISORS AND ENTER INTO SUB-ADVISORY AGREEMENTS WITHOUT
                   OBTAINING THE APPROVAL OF SHAREHOLDERS

         As discussed above under Management of the Funds, the Investment Manager selects and employs a sub-advisor to make the day-to-day investment selections for each non-Feeder Fund and Portfolio, and reviews the sub-advisors' performance on an ongoing basis. The Investment Manager may terminate the services of any sub-advisor at any time; however, retaining the services of a new sub-advisor currently requires approval by a Fund's shareholders.

         The Investment Company Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. This requirement applies to the appointment of any new or replacement sub-advisor to a Fund or Portfolio. Absent exemptive relief from the Securities and Exchange Commission (the "Commission"), shareholders of a Fund or Portfolio would be asked to approve the advisory contract for the new sub-advisor. Similarly, the Investment Company Act generally requires that all advisory contracts provide that they will terminate automatically in the event of their "assignment." As a matter of law, an assignment of an advisory contract is deemed to occur in connection with transactions that result in a change of control of a sub-advisor, including certain mergers involving the parent of the sub-advisor. Currently, the Company must seek shareholder approval when these corporate transactions involving a sub-advisor occur.

         The Commission has previously granted to other investment companies conditional exemptions from the shareholder voting requirements applicable to new and amended sub-advisory contracts, and the Company and ASMT have applied for such an exemption. If the exemption is granted and the Company and/or ASMT comply with the conditions imposed in connection with the exemption, including obtaining shareholder approval of this Proposal II, the Directors would be able, without further shareholder approval, to appoint additional or replacement sub-advisors and to continue arrangements with sub-advisors whose contracts have terminated as a result of their assignment. The Directors would not, however, be able to replace the Investment Manager or materially amend a Fund or Portfolio's Investment Management Agreement without complying with the Investment Company Act and applicable regulations governing shareholder approval of advisory contracts.

         This Proposal II is intended to facilitate the efficient supervision and management of the sub-advisors by the Investment Manager and the Directors. The Investment Manager continuously monitors the performance of the sub-advisors and may from time to time recommend that the Directors replace a sub-advisor or appoint an additional sub-advisor for a Fund or Portfolio, depending on the Investment Manager's assessment of which sub-advisor or sub-advisors it believes are best suited to conduct the Fund or Portfolio's investment program and achieve its investment objective. If the Commission were to grant the exemptive relief and shareholders were to approve this Proposal II, a Fund or Portfolio would no longer be required to call a shareholder meeting each time a new sub-advisor is appointed.

         Shareholder meetings entail substantial costs and delays that could diminish the benefits of the current sub-advisory arrangements or delay the implementation of desirable changes in these arrangements. These costs must be weighed against the benefits of shareholder scrutiny of proposed contracts with additional or replacement sub-advisors. However, even in the absence of shareholder approval, a proposal to add or replace sub-advisors would still receive careful review. First, the Investment Manager would assess the Fund or Portfolio's needs and, if it believed that an additional or replacement sub-advisor would benefit the Fund or Portfolio, would search for available sub-advisors. Second, any recommendation made by the Investment Manager would have to be approved by a majority of the Directors, including a majority of the Independent Directors. In approving any new sub-advisor, the Directors currently are and will continue to be required to determine that the new sub-advisory agreement is in the best interests of the Fund or Portfolio and its shareholders, and that the fees provided for in the agreement are fair and reasonable in light of charges customarily made by others for services of the same nature and quality. Even if this proposal is approved and an exemption is obtained from the Commission, the Directors still may elect to seek shareholder approval of sub-advisor changes in certain circumstances if in its judgment it is appropriate to do so.

         As noted above, any appointments of additional or replacement sub-advisors would have to comply with any conditions contained in the Commission exemptive order. One condition generally required in similar exemptive orders for other investment companies requires that the investment manager furnish shareholders with all of the information that would have been included in a proxy statement seeking shareholder approval of the new sub-advisory agreement within a specified period after hiring a new sub-advisor. Consequently, shareholders of a Fund likely will receive notification of a new sub-advisor for the Fund or its corresponding Portfolio soon after such new sub-advisor begins to provide services.

                    THE DIRECTORS, INCLUDING THE INDEPENDENT
                   DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS
                  VOTE "FOR" PROPOSAL II. ANY UNMARKED PROXIES
                      THAT ARE RETURNED ON A TIMELY BASIS
                                WILL BE SO VOTED.

Shareholder Information

         The following table sets forth, as of the Record Date, each shareholder who owns more than 5% of any class of the Company's shares.

                                                   Number
                     Name                          of Shares      Percent
                     and Address of                Beneficially     of
Class                Beneficial Owner              Owned*       Class


------------------------ ---------------------------- ------------ --------
ASAF T. Rowe Price       Wells Fargo Ttee             54,924.8     18.23%
International            American Skandia
Equity Fund              #5000149000
Class A                  P.O. Box 9800
                         MAC#2141-028
                         MTL FD
                         Calabasas, CA 91372
------------------------ ---------------------------- ------------ --------
------------------------ ---------------------------- ------------ --------
ASAF Janus Overseas      Wells Fargo Ttee             112,711.6    5.59%
Growth Fund              American Skandia
Class A                  #5000149000
                         P.O. Box 9800
                         MAC#2141-028
                         MTL FD
                         Calabasas, CA 91372
------------------------ ---------------------------- ------------ --------
------------------------ ---------------------------- ------------ --------
ASAF Janus Small-Cap     Wells Fargo Ttee             90,017.1     16.41%
Growth Fund              American Skandia
                         #5000149000
                         P.O. Box 9800
                         MAC#2141-028
                         MTL FD
                         Calabasas, CA 91372
------------------------ ---------------------------- ------------ --------
------------------------ ---------------------------- ------------ --------
ASAF T. Rowe Price       Wells Fargo Ttee             50,917.3     5.24%
Small Company Value      American Skandia
Fund                     #5000149000
Class A                  P.O. Box 9800
                         MAC#2141-028
                         MTL FD
                         Calabasas, CA 91372
------------------------ ---------------------------- ------------ --------
------------------------ ---------------------------- ------------ --------
ASAF Neuberger Berman    Albert W. Brown Ttee         17,212.1     6.00%
Mid-Cap                  Metropolitan Pipe &
Growth Fund Class A      Supply PS Plan
                         303 Binney Street
                         Cambridge, MA 02142
------------------------ ---------------------------- ------------ --------
------------------------ ---------------------------- ------------ --------
                         Wells Fargo Ttee             41,657.4     14.51%
                         American Skandia
                         #5000149000
                         P.O. Box 9800
                         MAC#2141-028
                         MTL FD
                         Calabasas, CA 91372
------------------------ ---------------------------- ------------ --------
------------------------ ---------------------------- ------------ --------
ASAF Neuberger Berman    Wells Fargo Ttee             33,528.7     14.45%
Mid-Cap Value Fund       American Skandia
Class A                  #5000149000
                         P.O. Box 9800
                         MAC#2141-028
                         MTL FD
                         Calabasas, CA 91372

------------------------ ---------------------------- ------------ --------
------------------------ ---------------------------- ------------ --------
                         Robert W. Baird & Co. Inc.   18,397.3     7.93%
                         A/C 5180-0639
                         777 E. Wisconsin Avenue
                         Milwaukee, WI 53202
------------------------ ---------------------------- ------------ --------
------------------------ ---------------------------- ------------ --------
ASAF Neuberger Berman    Bron Ward                    18,433.1     8.23%
Mid-Cap Value Fund       Pierre Lugosch & Loren
Class C                  Piep Ttees
                         Schedule  A Inc PSP &
                         Trust 9894 Bissonet St,
                         Ste 888
                         Houston, TX 77036
------------------------ ---------------------------- ------------ --------
------------------------ ---------------------------- ------------ --------
ASAF Oppenheimer         Wells Fargo Ttee             33,517.3     8.27%
Large-Cap Growth Fund    American Skandia
Class A                  #5000149000
                         P.O. Box 9800
                         MAC#2141-028
                         MTL FD
                         Calabasas, CA 91372
------------------------ ---------------------------- ------------ --------
------------------------ ---------------------------- ------------ --------
ASAF Oppenheimer         Donaldson Lufkin Jenrette    68,392.6     5.62%
Large-Cap Growth Fund    Securities Corporation
Class B                  Inc.
                         P.O. Box 2052
                         Jersey City, NJ 07303
------------------------ ---------------------------- ------------ --------
------------------------ ---------------------------- ------------ --------
ASAF Lord Abbett         Wells Fargo Ttee             83,842.7     8.03%
Growth and Income Fund   American Skandia
Class A                  #5000149000
                         P.O. Box 9800
                         MAC#2141-028
                         MTL FD
                         Calabasas, CA 91372
------------------------ ---------------------------- ------------ --------
------------------------ ---------------------------- ------------ --------
ASAF Federated High      Forrest D. Binder Trustee    72,369.4     5.27%
Yield Bond Fund Class    Forrest D. Binder
A                        Revocable  Trust U/A
                         DTD 12/19/90 Route 1 Box 137
                         Table Rock, NE 68447
------------------------ ---------------------------- ------------ --------
------------------------ ---------------------------- ------------ --------
ASAF Total Return        Donaldson Lufkin Jenrette    151,470.2    9.62%
Bond                     Securities Corporation
Class C                  Inc.
                         P.O. Box 2052
                         Jersey City, NJ 07303
------------------------ ---------------------------- ------------ --------
------------------------ ---------------------------- ------------ --------
ASAF JPM                 Suzy N. Liff                 765,229.1    5.57%
Money Market             3600 Hoods Hill Road
Fund Class A             Nashville, TN 37215

------------------------ ---------------------------- ------------ --------
------------------------ ---------------------------- ------------ --------
                         Delaware Charter             966,807.7    7.04%
                         Guarantee Trust FBO
                         M. P. Kimball Jr. DDS/
                         J.H. Yates DMD &
                         C. Wilkinson DMD PA 401K
                         Plan
                         215 Jackson Avenue
                         Satellite Beach, FL 32937

------------------------ ---------------------------- ------------ --------
------------------------ ---------------------------- ------------ --------
                         Delaware Charter Gty &       697,405.6    5.07%
                         Trust Co.
                         FBO Professional
                         Graphics  401K Plan
                         25 Perry Avenue
                         Norwalk, CT 06850
------------------------ ---------------------------- ------------ --------
------------------------ ---------------------------- ------------ --------
ASAF JPM Money Market    Home Care Services, Inc.     1,088,326.5  8.06%
Fund Class C             MPPP Money Purchase Plan
                         FBO Ida Hayworth
                         P.O. Box 910
                         Vicksburg, MS 39181
------------------------ ---------------------------- ------------ --------
     *As defined by the Securities and Exchange Commission, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

     As of March 30, 1999, the Directors and officers of the Company as a group owned less than 1% of each class of the Company's shares.

     As of the Record Date, the number of shares of each Fund outstanding and entitled to be voted at the meeting was as follows:

----------------------------------------------------- ------------------
ASAF Founders International Small Capitalization
Fund                                                        687,523.456
----------------------------------------------------- ------------------
----------------------------------------------------- ------------------
ASAF T. Rowe Price International Equity Fund              1,677,619.546
----------------------------------------------------- ------------------
----------------------------------------------------- ------------------
ASAF Janus Overseas Growth Fund                           9,075,808.011
----------------------------------------------------- ------------------
----------------------------------------------------- ------------------
ASAF Janus Small-Cap Growth Fund                          2,555,993.769
----------------------------------------------------- ------------------
----------------------------------------------------- ------------------
ASAF T. Rowe Price Small Company Value Fund               2,555,993.769
----------------------------------------------------- ------------------
----------------------------------------------------- ------------------
ASAF Neuberger Berman Mid-Cap Growth Fund                 1,463,366.893
----------------------------------------------------- ------------------
----------------------------------------------------- ------------------
ASAF Neuberger Berman Mid-Cap Value Fund                  1,226,674.974
----------------------------------------------------- ------------------
----------------------------------------------------- ------------------
ASAF Oppenheimer Large-Cap Growth Fund                    2,799,311.078
----------------------------------------------------- ------------------
----------------------------------------------------- ------------------
ASAF Marsico Capital Growth Fund                         15,860,394.344
----------------------------------------------------- ------------------
----------------------------------------------------- ------------------
ASAF Janus Capital Growth Fund                           29,335,517.767
----------------------------------------------------- ------------------
----------------------------------------------------- ------------------
ASAF Lord Abbett Growth and Income Fund                   5,632,875.508
----------------------------------------------------- ------------------
----------------------------------------------------- ------------------
ASAF INVESCO Equity Income Fund                           7,629,570.120
----------------------------------------------------- ------------------
----------------------------------------------------- ------------------
ASAF American Century Strategic Balanced Fund             4,699,750.643
----------------------------------------------------- ------------------
----------------------------------------------------- ------------------
ASAF Federated High Yield Bond Fund                       8,884,245.867
----------------------------------------------------- ------------------
----------------------------------------------------- ------------------
ASAF Total Return Bond Fund                               8,881,773.708
----------------------------------------------------- ------------------
----------------------------------------------------- ------------------
ASAF JPM Money Market Fund                               72,414,025.864
----------------------------------------------------- ------------------


Other Matters and Shareholder Proposals

         The Board of Directors intends to bring before the Meeting the matters set forth in the foregoing Notice. The Directors do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A Shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Company, by execution of a subsequent proxy, or by voting in person at the Meeting.

         The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. Approval of each Proposal with respect to a Fund or Portfolio requires the vote of a "majority of the outstanding voting securities" of the Fund or Portfolio, as defined in the Investment Company Act, which means the vote of 67% or more of the shares of the Fund or Portfolio present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund or Portfolio are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the Fund or Portfolio, whichever is less. Each Fund is entitled to vote all of the interests it holds in its corresponding Portfolio in the same proportion as the votes actually cast by the shareholders of each Fund on each Proposal.

         Shares held by shareholders present in person or represented by proxy at a Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at a Meeting, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum and in calculating the votes cast at a Meeting if the beneficial owner has executed and timely delivered the necessary instructions for the broker to vote the shares, or if the broker has and exercises discretionary voting power. The Company will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

         Shareholders having more than one account in the Company generally will receive a single proxy statement and a separate proxy card for each account, including separate proxy cards for each Fund owned. It is important to mark, sign, date and return all proxy cards received.

         In the event that sufficient votes to approve any Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such adjournment in their discretion.

         The Company is not required to hold and will not ordinarily hold annual shareholders' meetings. The Board of Directors may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or the Company's Articles of Incorporation.

         Pursuant to rules adopted by the Commission, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of the Company certain proposals for shareholder action which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the Company a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

                           By order of the Board of Directors


                           /s/ Eric C. Freed
                           Eric C. Freed
                           Secretary
                           American Skandia Advisor Funds, Inc.

Exhibit A

                    AMERICAN SKANDIA ADVISOR FUNDS, INC.
                       SUPPLEMENTAL DISTRIBUTION PLAN

                  This Distribution Plan (the "Plan") constitutes the written Supplemental Distribution Plan for certain series of American Skandia Advisor Funds, Inc., a Maryland corporation (the "Company"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"). During the effective term of this Plan, the Company may incur expenses primarily intended to result in the sale of its shares or to maintain or improve account services provided to holders of its shares upon the terms and conditions hereinafter set forth:

Section 1. The Company is an open-end management investment company formed under the laws of the State of Maryland. The shares in the Company may be issued in one or more series (each, a "Fund") and the shares of each Fund may be issued in multiple classes.

Section 2. The Company currently offers shares in sixteen series, five of which invest all of their investable assets in a corresponding portfolio of American Skandia Master Trust (the "Feeder Funds"), and therefore do not generate brokerage transactions directly. This Plan will pertain to Shares of each of the Funds that is not a Feeder Fund, namely the ASAF Founders International Small Capitalization Fund, the ASAF Janus Overseas Growth Fund, the ASAF Janus Small-Cap Growth Fund, the ASAF T. Rowe Price Small Company Value Fund, the ASAF Neuberger Berman Mid-Cap Growth Fund, the ASAF Neuberger Berman Mid-Cap Value Fund, the ASAF Oppenheimer Large-Cap Growth Fund, The ASAF Marsico Capital Growth Fund, the ASAF Lord Abbett Growth and Income Fund, the ASAF American Century Strategic Balanced Fund and the ASAF Federated High Yield Bond Fund (each, a "Participating Fund"). This Plan shall also apply to the Shares of any other series of the Company designated from time to time by the Board of Directors of the Company. Where used in this Plan, the term "Shares" shall pertain only to Shares of a Participating Fund.

Section 3. In order to provide for the implementation of this Plan, the Company may, to the extent necessary, enter into an amended Underwriting and Distribution Agreement (the "Agreement") with American Skandia Marketing, Incorporated ("ASMI") pursuant to which ASMI serves as the principal underwriter and general distributor of the Company's shares, and pursuant to which each Participating Fund may authorize the payments to ASMI, as provided under Section 4 hereof, for its services and to defray various costs incurred or paid by ASMI in connection with the distribution of Shares. Such Agreement, or any modification thereof, shall become effective with respect to any Participating Fund only upon compliance with Section 12(b) of the Investment Company Act and Rule 12b-1 thereunder as the same may be amended from time to time.


Section 4. The Company may expend amounts consisting solely of that portion of brokerage commissions paid by the Funds in connection with their portfolio transactions that are made available to ASMI or other introducing brokers by broker-dealers executing such portfolio transactions for the benefit of the Participating Funds to finance activities principally intended to result in the sale of Shares of the Funds. Expenses permitted to be paid pursuant to this Plan shall include, but not necessarily be limited to, the following costs: a. printing and mailing of Company prospectuses, statements of additional information, any supplements thereto and shareholder reports for existing and prospective shareholders; b. development, preparation, printing and mailing of Company advertisements, sale literature and other promotional materials describing and/or relating to the Funds and including materials intended either for broker-dealer only use or for retail use; c. holding or participating in seminars and sales meetings designed to promote the distribution of Company Shares; d. marketing fees requested by broker-dealers who sell Company Shares;
e. obtaining information and providing explanations to shareholders regarding Company investment objectives and policies and other information about the Company and the Funds, including the performance of the Funds; f. training sales personnel regarding sales of Shares of the Company; g. personal service and/or maintenance of shareholder accounts with respect to Company Shares attributable to such accounts; and h. financing any other activity that the Company's Board of Directors determines is primarily intended to result in the sale of Shares.


Section 5. This Plan shall become effective only upon compliance with Section 12(b) of the Investment Company Act and Rule 12b-1 thereunder and shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually by a majority of the Board of Directors and a majority of the Qualified Directors by votes cast in person at a meeting called for the purpose of voting on continuation of the Plan.

Section 6. ASMI and any other person authorized to direct the disposition of monies paid or payable by the Company pursuant to this Plan or any related Agreement shall provide to the Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 7. This Plan may be terminated as to Shares of a Participating Fund at any time by vote of a majority of the Qualified Directors or by shareholder vote in accordance with the Investment Company Act. In the event of such termination, the subject Fund shall cease to be a Participating Fund upon satisfaction of its outstanding obligations hereunder.


Section 8. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:
a. that such agreement may be terminated with respect to Shares of a Participating Fund at any time, without payment of any penalty, by vote of a majority of the Qualified Directors or by shareholder vote in accordance with the Investment Company Act on not more than 60 days' written notice to any other party to the agreement; and b. that such agreement shall terminate automatically in the event of its assignment.

Section 9. This Plan may not be amended to materially change the source of monies from which distribution expenses are paid by the Company pursuant to
Section 4 hereof, without shareholder approval in accordance with the Investment Company Act and any material amendment to this Plan shall be approved by a majority of the Board of Directors and a majority of the Qualified Directors by votes cast in person at a meeting called for the purpose of voting on the amendment. Amendments to this Plan other than material amendments of the kind referred to above may be adopted by a vote of the Board of Directors, including a majority of Qualified Directors. The Board of Directors, by such vote, also may interpret this Plan and make all determinations necessary or advisable for its administration.


Section 10. As used in this Plan, (a) the term "Qualified Directors" shall mean those Directors of the Company who are not interested persons of the Company, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "assignment" and "interested person" shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Section 11. While this Plan is in effect, the selection and nomination of the Qualified Directors shall be committed to the discretion of the Qualified Directors then in office.

Executed as of ___________________, 1999.


                         AMERICAN SKANDIA ADVISOR FUNDS, INC.


                         By: __________________________

Exhibit B

                          AMERICAN SKANDIA MASTER TRUST
                                DISTRIBUTION PLAN

                  This Distribution Plan (the "Plan") constitutes the written Supplemental Distribution Plan for the various series of American Skandia Master Trust, a Delaware business trust (the "Trust"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"). During the effective term of this Plan, the Company may incur expenses primarily intended to result in the sale of shares of investment companies that have series that invest all of their investable assets in the Trust (the "Funds") or to maintain or improve account services provided to holders of Fund shares upon the terms and conditions hereinafter set forth:

Section 1. The Trust is an open-end management investment company formed under the laws of the State of Delaware. Beneficial interests in the Trust may be issued in one or more series (each, a "Portfolio"), and may be issued only to other investment companies and certain other entities that are "accredited investors" within the meaning of Regulation D under the Securities Act of 1933.

Section 2. The Company currently offers interests in five series, the ASMT T. Rowe Price International Equity Portfolio, the ASMT Janus Capital Growth Portfolio, the ASMT INVESCO Equity Income Portfolio, the ASMT PIMCO Total Return Bond Portfolio, and the ASMT JPM Money Market Portfolio (each, a "Participating Portfolio"). This Plan shall also apply to any other series of the Trust designated from time to time by the Board of Trustees of the Trust. Where used in this Plan, the term "interests" shall pertain only to beneficial interests in a Participating Portfolio.


Section 3. In order to provide for the implementation of this Plan, the Trust may, to the extent necessary, enter into an amended Placement Agency Agreement (the "Agreement") with American Skandia Marketing, Incorporated ("ASMI") pursuant to which ASMI serves as the placement agent for the Trust's interests. Any modification to such Agreement shall become effective with respect to any Participating Portfolio only upon compliance with Section 12(b) of the Investment Company Act and Rule 12b-1 thereunder as the same may be amended from time to time.


Section 4. The Trust may expend amounts consisting solely of that portion of brokerage commissions paid by the Portfolios in connection with their portfolio transactions that are made available to ASMI or other introducing brokers by broker-dealers executing such portfolio transactions for the benefit of the Participating Portfolios to finance activities principally intended to result in the sale of shares of the Funds. Expenses permitted to be paid pursuant to this Plan shall include, but not necessarily be limited to, the following costs:

a.  printing  and  mailing  of  Fund  prospectuses,   statements  of  additional
information, any supplements thereto and shareholder reports for existing and prospective shareholders;

b. development, preparation, printing and mailing of advertisements, sale literature and other promotional materials describing and/or relating to the Portfolios or Funds and including materials intended either for broker-dealer only use or for retail use;

c. holding or participating in seminars and sales meetings designed to promote the distribution of Fund shares;

d. marketing fees requested by broker-dealers who sell Fund shares;

e. obtaining information and providing explanations to Fund shareholders regarding Portfolio and Fund investment objectives and policies and other information about the Trust and its Portfolios and the Funds and their series, including the performance of the Fund series;

f. training sales personnel regarding sales of shares of the Funds;

g. personal service and/or maintenance of shareholder accounts with respect to Fund shares attributable to such accounts; and

h. financing any other activity that the Trust's Board of Trustees determines is primarily intended to result in the sale of shares of the Funds.

Section 5. This Plan shall become effective only upon compliance with Section 12(b) of the Investment Company Act and Rule 12b-1 thereunder and shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually by a majority of the Board of Trustees and a majority of the Qualified Trustees by votes cast in person at a meeting called for the purpose of voting on continuation of the Plan.

Section 6. ASMI and any other person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related Agreement shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 7. This Plan may be terminated as to interests in a Participating Portfolio at any time by vote of a majority of the Qualified Trustees or by an interest holder vote in accordance with the Investment Company Act. In the event of such termination, the subject Portfolio shall cease to be a Participating Portfolio upon satisfaction of its outstanding obligations hereunder.

Section 8. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:
a. that such agreement may be terminated with respect to a Participating Portfolio at any time, without payment of any penalty, by vote of a majority of the Qualified Trustees or by interest holder vote in accordance with the Investment Company Act on not more than 60 days' written notice to any other party to the agreement; and b. that such agreement shall terminate automatically in the event of its assignment.


Section 9. This Plan may not be amended to materially change the source of monies from which distribution expenses are paid by the Trust pursuant to
Section 4 hereof, without interest holder approval in accordance with the Investment Company Act and any material amendment to this Plan shall be approved by a majority of the Board of Trustees and a majority of the Qualified Trustees by votes cast in person at a meeting called for the purpose of voting on the amendment. Amendments to this Plan other than material amendments of the kind referred to above may be adopted by a vote of the Board of Trustees, including a majority of Qualified Trustees. The Board of Trustees, by such vote, also may interpret this Plan and make all determinations necessary or advisable for its administration.


Section 10. As used in this Plan, (a) the term "Qualified Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "assignment" and "interested person" shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Section 11. While this Plan is in effect, the selection and nomination of the Qualified Trustees shall be committed to the discretion of the Qualified Trustees then in office.

Executed as of ___________________, 1999.


                 AMERICAN SKANDIA MASTER TRUST



                  By: ________________________________

Vote by Internet


Just follow these 4 easy steps:

1.   Read the accompanying Proxy Statement and voting form.

2.   Go to our website W.W.W.AmericanSkandia.com. Look for the Vote link.

3.   Enter your 12 digit control number located on your proxy ballot.

4.   Follow the simple instructions.




Vote by Telephone

Just follow these 4 easy steps:

1.   Read the accompanying Proxy Statement and voting form.

2.   Call the Toll-Free number listed on your ballot.

3.   Enter your 12 digit control Number located on your proxy ballot.

4.   Follow the simple instructions.

Your Vote is Important!
24 hours a day

If you need assistance, call 1-800-848-3374 to speak with a D.F. King representative.

        American Skandia
        Advisor Funds




American Skandia is preparing for the future. The enclosed proxy ballot allows you to consent to future electronic delivery of shareholder communications (e.g. proxy statements, prospectuses, shareholder reports, and transaction confirmations).

Electronic Shareholder Communications benefit the funds and therefore the investors. The savings our funds obtain from electronic communications are passed along to you, the shareholder. Electronic documents are:

*        Convenient

*        Efficient

*        Less expensive

*        Environmentally friendly

If you consent to electronic delivery, you will be notified, either by e-mail or through your quarterly account statement, that a document is or will be available. The documents will either be attached to the e-mail or included and available for downloading from www.americanskandia.com. However, American Skandia Advisor Funds is not required to make shareholder communications electronically and may choose to deliver a paper copy of any document.

The e-mail address you provide when completing the proxy ballot will allow ASAF to contact you electronically in the future. This information will not be provided to other parties and will only be used in support of ASAP electronic communications with its shareholders.

            AMERICAN SKANDIA ADVISOR FUNDS, INC.

         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                 TO BE HELD ON MAY 27, 1999


         The undersigned hereby appoints Lucinda Cicarello and Andrea Hinks each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Fund of American Skandia Advisor Funds, Inc. (or "Company") that the undersigned is entitled to vote at a Special Meeting of the Shareholders to be held at 2:00 p.m., Eastern Time, on May 27, 1999 at the offices of the Company at One Corporate Drive, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below. If any other matters are properly presented to the meeting for action, it is intended that the proxies will vote in accordance with their judgment.


              PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED
                             POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the Company. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."


SHARES:
CONTROL NO:
ACCOUNT NO:

TO VOTE BY TELEPHONE OR THE INTERNET
CALL TOLL FREE 1-800-690-6903
OR VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
X

                                                                               KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------
                                                                              DETACH AND RETURN THIS PORTION ONLY
              THIS  PROXY  CARD IS  VALID  ONLY WHEN SIGNED AND DATED.

THE BOARD OF  DIRECTORS  OF THE  COMPANY  RECOMMENDS  VOTING FOR THE FOLLOWING PROPOSALS:
THE SHARES  REPRESENTED  HEREBY  WILL BE VOTED AS  INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED.
THIS  PROXY IS BEING  SOLICITED  ON  BEHALF  OF THE BOARD OF DIRECTORS OF THE COMPANY.


Vote on Proposals
                                               For   Against Abstain                                            For Against Abstain
---------------------------------------------- ----- ------ ------ ---------------------------------------------- --- ------ ------
I. TO APPROVE A SUPPLEMENTAL                                      II. TO  AUTHORIZE  THE BOARD OF  DIRECTORS OF
DISTRIBUTION PLAN FOR THE COMPANY PURSUANT                         THE  COMPANY    TO   SELECT    AND   CHANGE
TO RULE 12b-1 UNDER THE INVESTMENT COMPANY                         SUB-ADVISORS  AND  ENTER  INTO   SUB-ADVISORY
ACT OF 1940.                                                       AGREEMENTS  WITHOUT OBTAINING THE APPROVAL OF
                                                                   SHAREHOLDERS.
---------------------------------------------- ----- ------ ------ ---------------------------------------------- --- ----- ------



__________________________________         Date:___________        _______________________________________    Date:___________
Signature [PLEASE SIGN WITHIN BOX]                                    Signature [Co-owner]


                 If you would like to receive future shareholder  communications
                 (e.g., proxy statements,  prospectuses and shareholder reports)
                 in  an  electronic   format  (e.g.   E-mail  or  download  from
                 www.AmericanSkandia.com)  when  available,  please provide your
                 E-mail address in the space provided  below. We will notify you
                 as  electronic  documents  become  available.   For  additional
                 information  on this option,  please refer to the back cover of the ASAF proxy statement.


      []
                 ---------------------------------------------------------------------------------------------------------

                 ---------------------------------------------------------------------------------------------------------

            AMERICAN SKANDIA ADVISOR FUNDS, INC.


         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                 TO BE HELD ON MAY 27, 1999


         The undersigned hereby appoints Lucinda Cicarello and Andrea Hinks each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Fund of American Skandia Advisor Funds, Inc. (or "Company") that the undersigned is entitled to vote at a Special Meeting of the Shareholders to be held at 2:00 p.m., Eastern Time, on May 27, 1999 at the offices of the Company at One Corporate Drive, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below. If any other matters are properly presented to the meeting for action, it is intended that the proxies will vote in accordance with their judgment.

   PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED
                   POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the Company. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."

SHARES:
CONTROL NO:
ACCOUNT NO:

TO VOTE BY TELEPHONE OR THE INTERNET
CALL TOLL FREE 1-800-690-6903
OR VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
X

                                                                              KEEP THIS PORTION FOR YOUR RECORDS
---------------------------------------------------------------------------------------------------------------
                                                                             DETACH AND RETURN THIS PORTION ONLY
                           THIS  PROXY  CARD IS  VALID  ONLY WHEN SIGNED AND DATED.

THE BOARD OF  DIRECTORS  OF THE  COMPANY  RECOMMENDS  VOTING FOR THE FOLLOWING PROPOSALS:
THE SHARES  REPRESENTED  HEREBY  WILL BE VOTED AS  INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED.
THIS  PROXY IS BEING  SOLICITED  ON  BEHALF  OF THE BOARD OF DIRECTORS OF THE COMPANY.


Vote on Proposals
                                            For   Against  Abstain                                             For   Against Abstain
---------------------------------------------- ----- ------ ------ ------------------------------------------- ------ ------ ------
II. TO APPROVE A DISTRIBUTION PLAN FOR                             II. TO  AUTHORIZE  THE BOARD OF  TRUSTEES OF
AMERICAN SKANDIA MASTER TRUST PURSUANT TO                          AMERICAN SKANDIA MASTER TRUST TO SELECT AND CHANGE
RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT                        SUB-ADVISORS  AND  ENTER  INTO   SUB-ADVISORY
OF 1940.                                                           AGREEMENTS  WITHOUT OBTAINING THE APPROVAL OF
                                                                   SHAREHOLDERS.
---------------------------------------------- ----- ------ ------ ------------------------------------------- ------ ------ ------



__________________________________         Date:___________  _______________________________________    Date:__________
Signature [PLEASE SIGN WITHIN BOX]                           Signature [Co-owner]


                 If you would like to receive future shareholder  communications
                 (e.g., proxy statements,  prospectuses and shareholder reports)
                 in  an  electronic   format  (e.g.   E-mail  or  download  from
                 www.AmericanSkandia.com)  when  available,  please provide your
                 E-mail address in the space provided  below. We will notify you
                 as  electronic  documents  become  available.   For  additional
                 information  on this option,  please refer to the back cover of the ASAF proxy statement.


      []
                 ---------------------------------------------------------------------------------------------------------

                 ---------------------------------------------------------------------------------------------------------